Exhibit 10.1

AMENDMENT TO PURCHASE AND SALE AGREEMENT

This Amendment to Purchase and Sale Agreement is dated this 29th day of September, 2006, by and among Plains Exploration & Production Company, PXP Gulf Coast Inc., PXP Texas Limited Partnership, Brown PXP Properties, LLC, PXP Louisiana L.L.C., and PXP Texas, Inc. (collectively “Sellers”) and Vintage Production California LLC, Occidental of Elk Hills, Inc., Occidental Permian Ltd., Oxy USA Inc. and Occidental International Oil & Gas Ltd. (collectively “Buyers”);

WHEREAS, Plains Exploration & Production Company, PXP Gulf Coast Inc., PXP Texas Limited Partnership, and Brown PXP Properties, LLC and Buyers have entered into that certain Purchase and Sale Agreement dated August 6, 2006 (the “Agreement”);

WHEREAS, the parties have determined that to consummate the transactions contemplated in the Agreement two additional subsidiaries of Plains Exploration & Production Company need to be added as Sellers in the Agreement, Vintage Petroleum, LLC and LP 260, L.L.C. need to be added as a Buyer under the Agreement and Occidental International Oil & Gas Ltd. need not be a Buyer under the Agreement;

WHEREAS, Buyers are agreeable to adding the two subsidiaries of Plains Exploration & Production Company as Sellers to the Agreement, adding Vintage Petroleum, LLC and LP 260, L.L.C. as a Buyer under the Agreement and deleting Occidental International Oil & Gas Ltd. as a Buyer under the Agreement, subject to the terms and conditions hereof;

WHEREAS, the parties desire to enter into other amendments to the Agreement as set forth herein; and

WHEREAS, any term used herein which is not specifically defined will have the meaning given to it in the Agreement.

NOW THEREFORE, for the mutual advantages to be obtained hereby, the parties hereto agree to amend the Agreement as follows:

1.	To amend the definition of “Sellers” under the Agreement and list of the Sellers in the preamble to include the following two entities: “PXP Louisiana L.L.C., a Delaware limited liability company and PXP Texas Inc., a Texas corporation.”

2.	That each of PXP Louisiana L.L.C. and PXP Texas Inc. have executed below to show their acceptance and ratification of all of the terms and conditions of the Agreement, including but not limited to all representations, warranties and indemnities applicable to Sellers therein.

3.	Buyers agree that the following radio equipment of Sellers will be retained at the Buena Vista Hills lease after the Effective Date in order to allow Sellers to continue to link their Bremer production offices and field locations until the earlier of (i) one hundred eighty (180) days after the date hereof, and (ii) sixty (60) days after the date that FCC licensing is obtained for placement of this radio equipment at an alternate location of Sellers:

Time Warner Telecom Circuit: CKT ID 66/HCGS/100558/TWCS

Cisco 2801 router

Linksys workgroup switch

Hopper radio and antenna at BV Hills

2 Hopper radios and 2 antennas at BV Hills Substation

Supporting UPS and cabling for above devices

Sellers agree that they will relocate this radio equipment to such alternate location by the earlier of the two times set forth above.

4.	The parties agree that the Form of Assignment and Form of Corporation Grant Deed set forth as Exhibit C-1 and C-2, respectively, to the Agreement have been revised to reflect different jurisdictions’ recording and acknowledgement requirements and requests of the parties and are accepted by the parties in the form delivered at closing.

5.	To amend the definition of “Buyers” under the Agreement and list of the Buyers in the preamble to include “Vintage Petroleum, LLC and LP 260, L.L.C.” and exclude “Occidental International Oil & Gas Ltd., a Bermuda corporation.”

6.	That Vintage Petroleum, LLC and LP 260, L.L.C. have executed below to show their respective acceptance and ratification of all of the terms and conditions of the Agreement, including but not limited to all representations, warranties and indemnities applicable to it as a Buyer therein.

7.	The parties agree to delete Section 5.19 in its entirety and replace such section with the following:

“5.19 Status of Sellers. Sellers are not a “foreign person” within the meaning of Code Section 1445 and will furnish Buyers with an affidavit that satisfies the requirements of Code Section 1445(b)(2), in the form attached as Exhibit D and a Real Estate Withholding Certificate, California Form 593-C, in the form attached as Exhibit D-1.”

The parties further agree that (1) Exhibit D will be amended to add “Plains Louisiana Inc. (“Plains Louisiana”), as sole member of PXP Louisiana L.L.C., PXP Texas Inc. (“Texas Inc.”),” immediately following (“PXP Texas)” in the introductory paragraph, (2) that Section 2 of Exhibit D will be amended to add the following lines:

“Plains Louisiana’s taxpayer identification is 20-2076470

“Texas Inc.’s taxpayer identification is 75-2744301

and (3) that signature lines will be added to the end of Exhibit D as follows:

“PLAINS EXPLORATION & PRODUCTION COMPANY”

By:
Title:

PXP GULF COAST INC.

By:
Title:

PXP TEXAS LIMITED PARTNERSHIP

By:
Title:

BROWN PXP PROPERTIES, LLC

By:
Title:

PLAINS LOUISIANA INC.

By:
Title:

PXP TEXAS INC.

By:
Title: ”

The parties further agree that Exhibit D-1 attached hereto will be added to the Agreement immediately following the existing Exhibit D.

8.	The parties agree that the business network transitions date for California-related Properties shall be close of business on October 2, 2006, with the exception of the Mount Poso location. Sellers agree that the Buyers’ access to Seller’s telephone and internet service to the Mt. Poso location shall continue through close of business on October 16, 2006.

9.	Pursuant to Section 4.1.4 of the Agreement, the parties agree that Buyers’ employees will gauge the pipelines or tanks above the pipeline sales connection on October 1, 2006, in order to determine the Hydrocarbons in place as of the Effective Time. Sellers will be entitled to witness each gauging.

10.	In the event Sellers of California properties do not provide Buyers with duly executed California Forms 593-C or applicable withholding waivers issued by the California Franchise Tax Board prior to Closing, Sellers shall indemnify Buyers for any taxes, penalties, or interest imposed on Buyers as a consequence of Buyers not having withheld California taxes. In any event Sellers shall provide such duly executed forms or waivers to Buyers immediately following Closing. This indemnity shall be for the full amount of taxes, penalties, and interest, and shall not be subject to the individual Loss or aggregate Loss provisions of Article 16 of the Agreement.

11.	Except for the amendments herein, all the terms and conditions of the Agreement will remain unchanged and all references to the Agreement will be understood as references to the Agreement as amended by the amendments herein.

[signature pages follow]

Executed the day and year first written above.

PLAINS EXPLORATION & PRODUCTION COMPANY

By:	/s/ Winston M. Talbert
Winston M. Talbert,
Executive Vice President & Chief Financial Officer

PXP GULF COAST INC.

By:	/s/ Winston M. Talbert
Winston M. Talbert,
Vice President & Treasurer

PXP TEXAS LIMITED PARTNERSHIP

By:	/s/ Winston M. Talbert
Winston M. Talbert,
Vice President & Treasurer

BROWN PXP PROPERTIES, LLC

By:	/s/ Winston M. Talbert
Winston M. Talbert,
Vice President & Treasurer

PXP LOUISIANA L.L.C.

By:	/s/ Winston M. Talbert
Winston M. Talbert,
Vice President & Treasurer

PXP TEXAS INC.

By:	/s/ Winston M. Talbert
Winston M. Talbert,
Vice President & Treasurer

VINTAGE PETROLEUM, LLC

By:	/s/ Todd A. Stevens
Todd A. Stevens, Vice President

VINTAGE PRODUCTION CALIFORNIA LLC

By:	/s/ Todd A. Stevens
Todd A. Stevens, Vice President

OCCIDENTAL OF ELK HILLS, INC.

By:	/s/ Todd A. Stevens
Todd A. Stevens, Vice President

OCCIDENTAL PERMIAN LTD.

By its general partner, Occidental Permian Manager, LLC

By:	/s/ Todd A. Stevens
Todd A. Stevens, Vice President

OXY USA INC.

By:	/s/ Todd A. Stevens
Todd A. Stevens, Vice President

LP 260, L.L.C., a Delaware limited liability company

By:	Virginia Properties, L.L.C., an Illinois limited liability company, its manager

By:	VP Manager, L.L.C., an Illinois limited liability company, its manager

By:	/s/ Todd A. Stevens
Todd A. Stevens, Authorized Signatory

OCCIDENTAL INTERNATIONAL OIL & GAS LTD.

By:	/s/ Todd A. Stevens
Todd A. Stevens, Vice President